(NYSE: YDKN) Investor Presentation March 2015

Forward Looking Statements Information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, reduced earnings due to larger than expected credit losses in the sectors of our loan portfolio secured by real estate due to economic factors; reduced earnings due to larger credit losses because our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; the rate of delinquencies and amount of loans charged-off; the adequacy of the level of our allowance for loan losses and the amount of loan loss provisions required in future periods; costs or difficulties related to the integration of the banks we acquired or may acquire may be greater than expected; results of examinations by our regulatory authorities, including the possibility that the regulatory authorities may, among other things, require us to increase our allowance for loan losses or writedown assets; the amount of our loan portfolio collateralized by real estate, and the weakness in the commercial real estate market; our ability to maintain appropriate levels of capital; the impact of our efforts to raise capital on our financial position, liquidity, capital, and profitability; the increase in the cost of capital of our preferred stock; adverse changes in asset quality and resulting credit risk-related losses and expenses; increased funding costs due to market illiquidity, increased competition for funding, and increased regulatory requirements with regard to funding; significant increases in competitive pressure in the banking and financial services industries; changes in political conditions or the legislative or regulatory environment, including the effect of recent financial reform legislation; general economic conditions, either nationally or regionally in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality; our ability to retain our existing customers, including our deposit relationships; changes occurring in business conditions and inflation; changes in monetary and tax policies; ability of borrowers to repay loans; risks associated with a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers or other third parties, including as a result of cyber attacks, which could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; changes in the assessment of whether a deferred tax valuation allowance is necessary; our reliance on secondary sources such as FHLB advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet our liquidity needs; and loss of consumer confidence and economic disruptions resulting from terrorist activities or other military actions. Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the Securities and Exchange Commission ("SEC"), including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The forward-looking statements in this presentation speak only as of the date of the presentation, and the Company does not assume any obligation to update such forward-looking statements. Combined information contained in this presentation is used for illustrative purposes only. Non‐GAAP Measures Statements included in this presentation include non‐GAAP measures and should be read along with the accompanying tables to the January 26, 2015 presentation and earnings release which provide a reconciliation of non‐GAAP measures to GAAP measures. Management believes that these non‐GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company without regard to transactional activities. Non‐GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Important Information 2

Investment Thesis

- **Experienced Management**

  Management team has an average of over 25 years of experience

- **Growth Markets**

  Centered in one of the fastest-growing regions in the U.S.

- **Asset Generation** is a core strength

  Over $700 million in loan origination in last 2 quarters

- **Strong Operating Metrics**

  ROAA of 1.13% and ROTCE of 12.20% since merger

- **Conservative Balance Sheet** with robust TBV growth

  Continued asset quality improvement and significant credit mark from YDKN and prior acquisitions



Ashe
Alleghany
Surry
Stokes
Rockingham
Caswell
Person
Vance
Warren
Northampton
Gates
Currituck
Watauga
Wilkes
Yadkin
Forsyth
Guilford
Orange
Durham
Granville
Halifax
Hertford
Avery
Mitchell
Caldwell
Alexander
Iredell
Davie
Alamance
Franklin
Nash
Bertie
Madison
Yancey
Burke
Rowan
Davidson
Randolph
Chatham
Raleigh
Wilson
Pitt
Washington
Tyrrell
Dare
Buncombe
McDowell
Catawba
Wake
Johnston
Greene
Beaufort
Hyde
Graham
Swain
Haywood
Rutherford
Cleveland
Lincoln
Gaston
Cabarrus
Lee
Harnett
Wayne
Lenoir
Jackson
Henderson
Polk
Charlotte
Mecklenburg
Stanly
Montgomery
Moore
Craven
Pamlico
Cherokee
Clay
Macon
Greenville
Cherokee
York
Union
Anson
Richmond
Hoke
Cumberland
Sampson
Duplin
Jones
Carteret
Oconee
Pickens
Spartanburg
Scotland
Onslow
Union
Chester
Lancaster
Chesterfield
Marlboro
Robeson
Bladen
Pender
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Columbus
New Hanover
Abbeville
Newberry
Marion
Greenwood
Lee
Florence
Brunswick
McCormick
Saluda
Richland
Lexington
Sumter
Horry
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Orangeburg
Georgetown
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort

YADKIN FINANCIAL CORPORATION

3

Experienced Management With Deep Local Ties 4  Proven ability to execute organic and strategic growth initiatives and transform underperforming institutions • Grew RBC Centura from $2bn to $30bn in assets through organic growth and over 25 mergers and acquisitions • Executed a series of strategic initiatives at Yadkin to restore exceptional performance and drive shareholder value Years Prior Experience Name Title Experience Employer Position Joseph H. Towell Chairman of the Board 37 Yadkin Financial President & Chief Executive Officer First Union Managing Director Terry S. Earley Chief Financial Officer 31 RBC Bank Chief Financial Officer Chief Operating Officer W. Mark DeMarcus Chief Operating Officer 29 Yadkin Financial Chief Operating Officer Edwin H. Shuford Chief Credit Officer 28 Yadkin Financial Chief Credit Officer Credit/Risk Officer Wachovia Bank Senior Vice President Scott M. Custer President & Chief Executive Officer 32 RBC Bank Chief Executive Officer RBC Centura President Steven W. Jones Chief Banking Officer 24 RBC Bank President – Carolinas First Citizens Bank RBC Centura President – Personal & Business Banking RBC Centura

Growth Markets: Population 5 Target footprint centers around the I-85 growth corridor, a key US “mega- region” for the next 40 years. Population Growth:  Raleigh - MSA is projected to grow by over 2x the national average between 2014 – 2019  Charlotte - 17th largest U.S. city with a population of 796,921, making it the 3rd fastest growing big city in the U.S. in 2013  NC is projected to be the 7th largest state in 2030, up from 9th currently  In NC 3+ million people to be added by 2030; over 1 million in VA 438430_1.WOR Richmond Winston-Salem Greenville Wilmington 20 81 64 66 95 95 85 77 40 40 85 26 77 95 26 Charleston Projected Population Growth ('14 - '19) Raleigh MSA Charlotte MSA U.S. 8.2% 6.3% 3.5% Raleigh/Durham Charlotte Sources: SNL Financial, Relocation data from Site Selection magazine; all other data from U.S. Census Bureau and Charlotte Chamber of Commerce

Growth Markets: Projected 2014-2019 Population Change 6 Sources: SNL Financial

Growth Markets: Business Climate 7 438430_1.WOR Richmond Winston-Salem Greenville Wilmington 20 81 64 66 95 95 85 77 40 40 85 26 77 95 26 Charleston Raleigh/Durham Charlotte Business Climate:  13 Fortune 500 companies headquartered in NC  7 currently headquartered in Charlotte metro area  Sealed Air Corp. (#345) announced relocation to Charlotte from NJ in July 2014  NC is the #1 state for corporate relocations and has been for 8 of the past 9 years  NC claimed top spot in Site Selection magazine’s listing of the best business climates in North America for the last 3 years  Raleigh-Durham and Charlotte are two of the four metro areas selected for upcoming Google Fiber expansion  Since the beginning of 2014, 77 companies have announced relocations or expansions in Wake County (Raleigh/Durham area) Sources: SNL Financial, Relocation data from Site Selection magazine; all other data from U.S. Census Bureau and Charlotte Chamber of Commerce

Positive Business Momentum 8 Combined Core Pre-Tax, Pre-Provision Earnings (1, 2) ($000) Combined Total Deposits (1, 2) ($mm) Combined Gross Loans Outstanding (1, 2) ($mm) Combined Operating ROAA (1, 2) (%) (1) Periods from Q4 2013 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 and Q4 2014 represent actual results. All periods exclude securities gains and losses, a branch sale gain, merger and conversion costs, and restructuring charges. (2) Results from periods prior to Q3 2014 do not include any acquisition accounting impact from the Yadkin-VantageSouth merger.

Diversified Business Lines

Centralized credit, administration, and operations with specialized business segments

Spread Based Business Lines

Commercial Banking

- 68 Commercial Bankers covering the Carolinas
- Total commercial loan portfolio of $1.9bn
- 2014 loan production of $725mm
- Balanced between fixed and floating originations

Retail Banking

- 73 Branch locations across the Carolinas with a retail loan portfolio of $528mm
- 2014 loan production of $118mm
- Strong focus on referrals to key business partners (Merchant Services, Mortgage, and Wealth Management)

Builder Finance

- 2014 production totaled over $255mm in new loan commitments; $80mm in Q4 2014
- 29.5% of outstanding commitments repaid in Q4 2014
- 89.4% of portfolio in NC & SC
- Only 7.9% of vertical construction outstanding over 12 months at end of Q4

Fee Based Business Lines

SBA Lending

- Q4 2014 production totaled $34.4mm – largest quarterly production in 2014
- 2014 production totaled $110mm in new loans
- 2014 gain on sale totaled $8.6mm
- Portfolio balances grew to $185mm in Q4 2014 up $64mm from Q4 2013
- 82% of portfolio in NC &SC

Mortgage Origination

- Q4 2014 production of $77.6mm
- 2014 production totaled over $314mm
- Q4 production was 50% conventional, 23% government, 5% jumbo, and 22% portfolio
  - 35% of Q4 production was refi
- 2.71% margin in Q4
- Pipeline grew by 50% from Dec 31 to Jan 31

Wealth Management

- Provide advisory services, estate planning, trust services, high net worth insurance, P&C insurance, and life insurance solutions
- Q4 revenue of $546k; 2014 revenue of $2.0mm
- Assets Under Management of approximately $251mm, up 20% from 2013
- Total number of 2014 bank referrals were up 100% from 2013 referrals

Note: New loan originations represent total loan commitments originated in each respective period

9

YADKIN FINANCIAL CORPORATION

 GAAP EPS of $0.46  Operating EPS of $0.35  Pre-tax, pre-provision operating earnings of $18.4 mm  Core net interest margin improved 3 bps due to loan growth and changing earning asset mix  Provision of $843k fully covered $667k in net charge-offs and provided for robust loan growth  Operating non-interest income growth driven by higher SBA income and service charges and fees on deposit accounts  $1.2 mm increase in operating non-interest expense impacted by continued investment in people and growth of SBA and Builder Finance teams  Headcount reductions effective at end of quarter will not impact financial results until Q1  4% effective tax rate the result of the reversal of the valuation allowance on the legacy Piedmont deferred tax asset. *Excludes securities gains and losses, branch sale gain, merger and conversion costs, and restructuring charges. Earnings Profile 10 For the Quarter Ended, ($ in thousands) 2014Q3 2014Q4 Net interest income 41,512$ 40,791$ Provision for loan losses 816 843 Net interest income after provision for loan losses 40,696 39,948 Operating non-interest income 8,742 9,558 Operating non-interest expense 30,737 31,970 Operating income before taxes & M&A costs 18,701$ 17,536$ Gain (loss) on sales of available for sale securities (96) 4 Gain on sale of branch 415 - Merger and conversion costs 17,270 1,589 Restructuring charges 180 33 Income before income taxes 1,570 15,918 Income tax expense 621 607 Net income 949 15,311 Dividends and accretion on preferred stock 630 639 Net income to common shareholders 319 14,672 Pre-tax, pre-provision operating earnings (Non- GAAP)* 19,517 18,379

Net Interest Income 11 4.18% 4.15% 4.07% 4.68% 4.43% 4.11% 4.08% 3.98% 4.46% 4.24% 3.87% 3.86% 3.80% 3.72% 3.75% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 GAAP NIM (FTE) Adjusted NIM (Less Accelerated Loan Accretion, Includes Scheduled Accretion & Amortization) Core NIM (Excludes All Purchase Accounting Impacts) Combined Net Interest Margin (1)(%)  GAAP net interest margin continues to be impacted by acquisition accounting  Robust net loan growth and pipelines offset declining loan accretion  Core net interest margin improved by 3 bps due to loan growth and changing earning asset mix  Focus remains on disciplined loan pricing and low-cost, core deposits Average Yields and Rates For the Quarter Ended, 2014Q3 2014Q4 Loans 5.91% 5.65% Securities 2.23% 2.34% Other earning assets 0.34% 0.39% Total earning assets 5.12% 4.92% Interest bearing deposits (0.37%) (0.42%) Borrowed funds (1.78%) (1.62%) Total interest bearing liabilities (0.54%) (0.60%) Net interest margin (FTE) 4.68% 4.43% Cost of funds 0.44% 0.49% (1) Periods from Q4 2013 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 and Q4 2014 represent actual results.

Diverse Drivers of Non-Interest Income Growth

- Linked quarter growth of 9.3% driven by higher service charges and fees on deposit accounts and SBA income
- Record SBA fee income increased 40.8% over Q3 to $2.9 mm
  - Over $34 mm of production in Q4 2014, with YTD production of over $110 mm
  - Sales were $22.7mm in Q4 2014 at an average premium of 11.8%
- Mortgage revenue declined to $1mm, driven by seasonal declines in production and loans held for sale

Combined Non-Interest Income Composition[1, 2] ($000)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,619
$8,236
$8,538
$8,742
$9,558
$2,671
$2,539
$2,730
$3,265
$3,506
$1,884
$2,341
$2,121
$2,072
$2,917
$1,630
$1,340
$1,299
$1,520
$1,002
$2,434
$2,016
$2,388
$1,885
$2,133
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Other
Mortgage
SBA
Service charges & fees on deposits accounts

(1) Periods from Q4 2013 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 and Q4 2014 represent actual results. Excludes securities gains and losses and branch sale gain.
(2) Certain items have been reclassified between service charges and other non-interest income following the merger. Combined pro forma prior period balances have not been restated.

12

YADKIN FINANCIAL CORPORATION

Non-Interest Expense 13 Combined Non-Interest Expense Composition1, 2 ($000)  Non-interest expense increased by 4.0% as Yadkin  Made significant investments in our growth businesses of SBA and Builder Finance  Took a more measured approach to our cost saves given the growth, business momentum and amount of change that the organization has experienced over the last two quarters  Made approximately $1.5 mm of headcount reductions effective December 31 that are not reflected in these results  Increased data processing expense $0.7 mm due to transition from in-house model to outsourced model and deployment of a new commercial & SBA loan origination system  Remains confident in reaching the previously announced efficiency goal of sub 60% before the end of 2015 Total Non-Interest Expense $31,835 $33,924 $31,817 $48,187 $33,592 One-time charges ($599) ($3,397) ($2,710) ($17,450) ($1,622) Operating Non-Interest Expense $31,263 $30,527 $29,107 $30,737 $31,970 $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $31,263 $30,527 $29,107 $30,737 (1) Periods from Q4 2013 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 and Q4 2014 represent actual results. Excludes merger and conversion costs and restructuring charges. (2) Certain items have been reclassified, particularly between occupancy & equipment and other, following the merger. Combined pro forma prior period balances have not been restated. $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2 13 Q3 2 13 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits n Core Deposit Intangible Amortization $31,970

Conservative Balance Sheet 14  Net loan growth of $71.0mm, or 10% annualized • Driven by robust new production of $333mm, evenly distributed across footprint • Disciplined approach to credit underwriting and pricing • Loan growth is net of $22.7mm in SBA loan sales  Continued to shrink investment portfolio to fund loan growth  Increase in other assets reflects removal of valuation allowance on legacy Piedmont DTA  Improvement in deposit profile • Increased non-interest bearing demand deposits by $22.8mm and interest-bearing demand deposits by $30.8mm • 16.9% annualized growth in non-time deposits • Reduced time deposits by $25.4mm  TBV per share of $11.44 (1) Includes loans held for sale *Annualized Balance Sheet As of the Quarter Ended, (Dollars in thousands) 2014Q3 2014Q4 Assets: Cash and due from banks 59,837$ 65,312$ Federal funds & interest-earning deposits 31,238 67,053 Investment securities 734,721 712,041 Loans held for sale 26,853 20,205 Loans 2,827,426 2,898,266 Allowance for loan losses (7,641) (7,817) Premises and equipment, net 81,554 80,379 Foreclosed assets 11,078 12,891 Other assets 415,049 417,979 Total assets 4,180,115$ 4,266,309$ Liabilities: Deposits: Non-interest demand 657,554$ 680,387$ Interest-bearing demand 439,117 469,898 Money market and savings 970,571 1,004,796 Time deposits 1,117,697 1,092,283 Total deposits 3,184,939 3,247,364 Short-term borrowings 216,500 250,500 Long-term debt 210,154 180,164 Accrued interest & other liabilities 26,192 30,479 Total liabilities 3,637,785$ 3,708,507$ Shareholders' equity: Preferred stock 28,405$ 28,405$ Common stock & other equity 513,925 529,397 Total shareholders' equity 542,330 557,802 Total liabilities and shareholders' equity 4,180,115$ 4,266,309$ Tangible book value per common share 10.93$ 11.44$

Positive Balance Sheet Trends 15 Deposit Composition – Quarter-over-Quarter Change ($mm) Loan Composition Q4 2014 ($mm) (1) $3,185 $3,247  Q4 net loan growth of $71.0mm, or 10% annualized  Q3 net loan growth of $86.2mm, or 13% annualized  Balanced loan portfolio  Strong non-time deposit growth  Shifting loan portfolio fixed vs. floating mix (1) Includes loans held for sale *Annualized Loan Portfolio Loan Pipeline

Strong Capital Position 16 Regulatory Capital Ratios – Holding Company and Bank Level (12/31/14)  Plan to repurchase $28.4 million of preferred stock in Q2 2015

Strong Asset Quality 17 Effective Reserve of 2.17% or $63.0mm Classified Asset Ratio (1) – Bank Level (1) Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) Loan Loss Reserves Breakdown ($ in thousands) Non- Purchased Impaired Purchased Impaired (SOP 03-3) Total Balance at 9/30/14 5,779 1,862 7,641 Net charge-offs (654) (13) (667) Provision for loan losses 1,394 (551) 843 ALLL balance at 12/31/14 6,519$ 1,298$ 7,817$ Remaining credit mark 28,507 16,839 45,346 Remaining interest rate mark 3,806 6,014 9,820 Total effective reserve 38,832$ 24,151$ 62,983$ Loan balances 2,692,138$ 204,806$ 2,898,266$ ALLL (%) 0.24% 0.63% 0.27% Remaining credit mark (%) 1.06% 8.22% 1.56% Remaining interest rate mark (%) 0.14% 2.94% 0.34% Effective reserve (%) 1.44% 11.79% 2.17% Net charge-offs - 9 bps

Key Financial Targets 18 Metric Target Q4 2014 Q3 2014 Capital & Asset Quality: Tier 1 Leverage Ratio (Holding Company) 8.00% – 8.50% 9.34% 9.41% Classified Assets / Tier 1 + ALLL < 30.0% 22.2% 21.3% Annualized Net Charge-offs < 0.35% 0.09% 0.09% Financial Performance: ROAA – Operating > 1.25% 1.09% 1.17% ROATCE – Operating > 12.5% 12.4% 12.7% Net Interest Margin > 4.00% 4.43% 4.68% Efficiency Ratio – Operating 60.0% 63.5% 61.2% Noninterest Income / Revenue > 25.0% 19.0% 17.4% Loan / Deposit Ratio 80% - 90% 89.3% 88.8%

Strong Performance Relative to Peers 19 Core ROAA ROATCE Efficiency Ratio Net Interest Margin NPAs / Loans + OREO NCOs / Avg. Loans Source: SNL Financial. Peers comprised of select publicly traded Southeast banks with assets of $1.0 - $8.0 billion. Includes SYBT, CFNL, STBZ, PNFP, EGBN, HBCP, SSB, UBSH, PSTB, SGBK, UCBI, BNCN, ABCB, HBOS, SBCF, FBNC, NBBC, HTBI, COB, CSFL, CCBG. Data as of the most recent quarter available per SNL Financial.

75% 100% 125% 150% 175% 200% 225% 250% Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Pric e C han ge KBW Regional Bank S&P 500 YDKN Attractive Valuation 20 Price Performance Since December 31, 2012 Price / 2016 Estimated EPS* Comparable Bank Median Price / 2016 EPS* = 13.2x Source: SNL Financial. Peers comprised of select publicly traded Southeast banks with assets of $1.0 - $8.0 billion. Includes SYBT, CFNL, STBZ, PNFP, EGBN, VPFG, HBCP, SSB, UBSH, PSTB, SGBK, UCBI, BNCN, ABCB, HBOS, SBCF, FBNC, NBBC, HTBI, COB, CSFL, CCBG. Trading multiples based on closing prices as of 2/3/2015. *Mean consensus EPS estimates as compiled by FactSet. 39.7% 124.5% 39.9%

Word on the Street 21 YDKN: Maintaining OUTPERFORM and Reiterating as One of Our Top Picks for 2015 Kevin Fitzsimmons; Hovde Group LLC “There is no change to our OUTPERFORM rating, or our view of YDKN as one of our Top Ideas for 2015, following the company’s 4Q14 earnings report…Fee revenues were the big positive surprise in 4Q, particularly with the strength in SBA revs, which management expects to be sustainable going forward. The NIM will undoubtedly be a headwind owing to the declining trend in accretion income, although with healthy loan growth and a stable to improving core NIM, it seems that YDKN is well positioned to more than offset it.” YDKN: 4Q14 Earnings Review – Solid Core Loan Growth Offset by Higher Expenses Stephen Scouten, CFA; Sandler O'Neill & Partners LP “Organic loan growth was solid, the system conversion was completed in September, and directional trends continue to sound positive in our view. We continue to believe in this management team and its desire to maximize shareholder value, the strength of the combined footprint in NC's top two markets, and the better than expected growth potential.” 2015 Banking Outlook – Bank Stocks to Focus on in 2015 William J. Wallace IV; Raymond James “The game-changing merger of equals with VantageSouth in 2014 creates the largest community bank based in North Carolina, bringing together complementary footprints and fee income business lines. The larger platform provides opportunities to expand key fee income lines – Yadkin to leverage VantageSouth’s SBA lending and builder finance platforms and VantageSouth to leverage Yadkin’s wealth management and mortgage banking businesses in the legacy banks’ Western and Eastern North Carolina footprints, respectively. We anticipate the attractive markets of Charlotte and Raleigh-Durham to drive loan growth in the 0.5% to 2.0% range through 4Q15.” YDKN: MOE Shaping Up as Planned, Further Cost Saves Set to be Realized in '15 Brady Gailey, CFA; Keefe Bruyette & Woods Inc. “Over time, YDKN should continue to improve its operating performance by growing loans at a double-digit pace, expanding its fee-based SBA/mortgage businesses and continuing to improve its operating efficiency. Discount accretion currently contributes nicely to bottom-line results, but over time this will fade, with revenues from organic growth more than offsetting.” Source: Research reports YDKN: 4Q14 In-Line Bottom Line, Better Than Expected Loan Growth Offset by Expenses; YDKN Remains a Top Pick Peyton Green; Sterne Agee & Leach Inc. “We remain optimistic that YDKN will outperform the sector, given stronger loan growth in 4Q14 and 3Q14 and the quarterly benefit of cost savings (EPS: $0.05), which will be fully phased in by 2Q15.”

Analyst Recommendations 22 Firm Rating Price Target 2015 Estimate Raymond James Financial Inc. Strong Buy $23.00 $1.60 Keefe Bruyette & Woods Inc. Outperform $23.00 $1.58 Sandler O'Neill & Partners LP Buy $23.00 $1.57 Sterne Agee & Leach Inc. Buy $22.50 $1.60 Hovde Group LLC Outperform $22.50 $1.56 FIG Partners LLC Market Perform $21.50 $1.55 Source: SNL Financial

Management is focused on the following during 2015:  Continue measured approach to complete expense reductions  Invest in SBA and Builder Finance businesses and core markets  Drive growth across franchise and business lines  Continue to diversify revenue  Drive performance of all business lines  Maintain asset sensitivity  Optimize capital structure 2015 Management Focus 23

Contact: Terry Earley (919) 659-9015 terry.earley@yadkinbank.com